UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/06/2006

SCANSOURCE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-26926

SC	57-0965380
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6 Logue Court, Greenville, SC 29615
(Address of principal executive offices, including zip code)

864-288-2432
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On October 6, 2006, ScanSource, Inc. issued a press release announcing its anticipated sales results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference and also made available through the Company's website at www.scansource.com. The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
99.1 Press release issued by ScanSource, Inc. on October 6, 2006. The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANSOURCE INC

Date: October 06, 2006	By:	/s/ Richard P. Cleys
Richard P. Cleys
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Registrant dated 10/6/06